UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 30, 2003


                            VALENCE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                   0-20028                 77-0214673
(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)          Identification No.)



                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
               (Address of Principal Executive Offices, Zip Code)


                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)


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ITEM  5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
          ------------------------------------------

Reference is made to the press release of Registrant, issued on June 10, 2003, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1. Reference also is made to the Waiver of Conditions of Equity Line of Credit from Berg & Berg Enterprises, LLC to Registrant, dated May 30, 2003 and the Commitment Letter from Berg & Berg Enterprises, LLC to Registrant, dated June 9, 2003, which are incorporated herein by this reference and attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively.

ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND  EXHIBITS.
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(c)   Exhibits.

10.1 Waiver of Conditions of Equity Line of Credit from Berg & Berg Enterprises, LLC to Registrant, dated May 30, 2003.

10.2 Commitment Letter from Berg & Berg Enterprises, LLC to Registrant, dated June 9, 2003.

99.1  Press Release, dated June 10, 2003.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 11, 2003                               VALENCE TECHNOLOGY, INC.

                                            By: /s/ Kevin W. Mischnick
                                                _____________________________
                                                 Kevin W. Mischnick
                                                 Vice President of Finance and
                                                 Assistant Secretary



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



                                  EXHIBIT INDEX


EXHIBITS


10.1 Waiver of Conditions of Equity Line of Credit from Berg & Berg Enterprises, LLC to Registrant, dated May 30, 2003.

10.2 Commitment Letter from Berg & Berg Enterprises, LLC to Registrant, dated June 9, 2003.

99.1 Press Release, dated June 10, 2003.



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